EXHIBIT 10.1

SHARE PURCHASE AGREEMENT

       This Agreement made as of the 30th day of June, 2008 ("Agreement"), by and between Huong Tran, with an  address  at 2549 Eastbluff Drive, Suite 215 Newport Beach, CA 92660 ("Seller"), and American Fries of Utah, LLC. with an address at P.O. Box 681107 Park City, UT 84068-1107 ("Purchaser").

W I T N E S S E T H:

       WHEREAS, Seller is the  record  owner and holder of 3,000  Common Shares, par value $.0001 par value (the "Shares"), of DKR HOLDINGS,   INC.,  a  Delaware  corporation  ("Corporation"),   which Corporation has 3,000  shares of common stock, issued and outstanding as of the date of this Agreement, as more fully described in the attached Exhibit A.

       WHEREAS, Purchaser desires  to purchase all 3,000 of the Shares from Seller,  which constitutes 100% of the  Corporation's  issued  and  outstanding shares as  of the date of this Agreement and Seller desires to sell such Shares upon the terms and conditions hereinafter set forth;

       NOW,  THEREFORE,  in  consideration  of  the foregoing and of the mutual covenants  and  agreements  contained  in  this  Agreement,  and  in  order  to consummate  the purchase and sale of the Corporation's  Shares,  it  is  hereby agreed, as follows:

       1.    PURCHASE  AND SALE OF SHARES.  Subject to the terms and conditions of this Agreement, Purchaser  agrees  to purchase at the Closing and the Seller agrees to sell to Purchaser at the Closing,  3,000 of Seller's Shares for a total price of Forty Thousand and 00/100 dollars ($40,000.00) (the "Purchase Price").

       2.    PAYMENT.  At  the  Closing,  as defined below, Purchaser will pay the Purchase Price in full to Seller by wire transfer.

       3.    CLOSING.  The purchase and  sale of the Shares shall take place on or before June 30, 2008; at 1055 W 7th Street,  Los Angeles,  CA  90017 (the "Closing").  At the Closing, Purchaser shall deliver to Seller, in cash, by wire transfer to  an account to be designated by Seller, the Purchase Price in the amount of Forty Thousand and 00/100 dollars ($40,000.00).  Upon receipt of funds, Seller shall deliver  the  following  to Purchaser:  (a)  the certificates representing  the  Shares transferred hereunder, duly endorsed for transfer to the Purchaser or accompanied  by  appropriate stock powers, (b) the original  of the Certificate of Incorporation and  bylaws,  (c)  all  corporate books and records  (including  all accounting records and SEC filings to date); and  (d)  written resignations of  incumbent  directors  and  officers  of  the Corporation (the "Closing Documents").

       4.    REPRESENTATIONS   AND  WARRANTIES  OF  SELLER.   Seller,  as  sole director  and  officer  of  Corporation,  hereby  represents  and  warrants  to Purchaser that:

a)

  Corporation is a  corporation  duly organized and validly existing and in good standing under the laws  of  the State of Delaware and has the corporate power and authority to carry  on the business it is now being conducted.  Corporation and/or Seller  do not require any consent and/or authorization, declaration or filing  with  any government  or  regulatory  authority  to  undertake  any  actions herein;

b)

  Corporation  has  filed  with  the  United  States  Securities and Exchange Commission (`SEC") a registration statement on Form 10-SB effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section 12(g) thereunder.

c)

  Corporation  has  timely  filed  and  is  current  on  all reports required to be filed by it pursuant to Sections 13 and 15  of  the Securities Exchange Act of 1934.

d)

  Corporation   is   newly  formed  with  no  financial  information available other than the financial information included in its SEC filings;

e)

  There  are  no  legal  actions,   suits,  arbitrations,  or  other administrative, legal or governmental  proceedings  threatened  or pending  against  the  Corporation  and/or Seller  or against the Seller  or  other  employee,  officer, director or stockholder of  Corporation.  Additionally, Seller is not aware of any facts which may/might  result  in  or  form  a basis  of  such  action,  suit, arbitration or other proceeding on any basis whatsoever;

f)

   The Corporation has no subsidiaries  or  any  direct  or  indirect ownership   interest  in   any  other  corporation,  partnership, association, firm or business in any manner;

g)

   The Corporation and/or Seller  does not have in effect nor has any present intention to put into effect  any  employment  agreements, deferred    compensation,   pension   retirement   agreements   or arrangements,   options   arrangements,   bonus,   stock  purchase agreements, incentive or profit-sharing plans;

h)

   No person or firm has, or will have, any right, interest  or valid claim  against  the  Corporation  for any commission, fee or other compensation in connection with the sale of the Shares herein as a finder or broker or in any similar capacity as a result of any act or omission by the Corporation and/or  Seller  or anyone acting on  behalf of the Corporation and/or Seller;

i)

   The  business  and operation of the Corporation has  and  will  be conducted  in  accordance   with   all   applicable  laws,  rules, regulations,  judgments.   Neither  the  execution,   delivery  or performance  of this Agreement (A) violates the Corporation's  by-laws, Certificate  of Incorporation, Shareholder Agreements or any existing resolutions;  and, (B) will cause the Corporation to lose any  benefit  or  any right  or  privilege  it  enjoys  under  the Securities Act ("Act") or other applicable state securities laws;

j)

   Corporation has not conducted any business and/or entered into any  agreements with third-parties;

k)

   This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms and does not  conflict  with  or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage,  lease  or  other  instrument  or   indenture  to  which  Corporation and/or Seller a party or by which they are bound;

l)

   Seller  is the legal and beneficial owner of the  Shares  and  has good and  marketable  title  thereto, free and clear of any liens, claims, rights and encumbrances;

m)

 Seller warrants that the Corporation  being  transferred  shall be transferred with no liabilities and little or no assets, and shall defend and hold Purchaser and the Corporation harmless against any action  by any third party against either of them arising out  of, or as a consequence  of,  any  act  or  omission  of Seller or the   Corporation prior to, or during the closing contemplated  by  this contract of sale; and,

n)

   The information contained on Exhibit A is true and correct.

       5.    REPRESENTATIONS  AND  WARRANTIES  OF  PURCHASER.  Purchaser hereby represents and warrants to Seller that:

a)

   Purchaser has the power and authority to  execute and deliver this Agreement,  to  perform his obligations  hereunder  and  to consummate  the  transactions  contemplated  hereby.  This Agreement has been duly executed and delivered by purchaser and constitutes a valid and binding instrument, enforceable in accordance with its terms;

b)

   The execution, delivery and performance  of  this  Agreement is in compliance with and does not conflict with or  result  in a breach  of  or  in  violation  of  the terms, conditions or provisions  of  any  agreement, mortgage,  lease  or  other instrument or indenture to which Purchaser is a party or by which Purchaser is bound;

c)

   At no time was Purchaser presented with or solicited by or through any leaflet,  public  promotional meeting, television advertisement  or any other form of general solicitation or advertising; and,

d)

   Purchaser is purchasing  the Shares solely for his own account for the purpose of investment  and  not  with a view to, or for sale in connection with, any distribution  of  any  portion thereof in violation of any applicable securities law.

e)

   The  Purchaser  is  an "accredited investor" as defined under Rule 501 under the Securities Act.

f)

   Purchaser hereby agrees  that  such shares are restricted pursuant to  Rule  144 and therefore  subject  to  Rule  144  resale requirements.

       6.    NOTICES.  Notice shall  be given by certified mail, return receipt requested, the date of notice being deemed  the  date  of  postmarking. Notice, unless either party has notified the other of an alternative  address  as provided hereunder, shall be sent to the address as set forth herein:

                    Seller:          Huong Tran

                                        CEO and Director

                                        DKR Holdings, Inc.

                                        2549 Eastbluff Drive, Suite 215

                                        Newport Beach, CA 92660 USA

                    Purchaser:   American Fries of Utah, LLC.

         c/o Gerald Bush, Manager

                                        P.O. Box 681107

         Park City, UT 84068-1107 USA

       7.    GOVERNING LAW.  This Agreement  shall  be interpreted and governed in  accordance  with the laws of the State of California.    The parties herein waive trial by jury.  In the event that litigation results or arise out of this Agreement or the  performance  thereof,  the  parties agree that the prevailing party is entitled to reimbursement for the non-prevailing  party  of reasonable attorney's fee, costs, expenses, in addition to any other relief to  which  the prevailing party may be entitled.

       8.    CONDITIONS  TO  CLOSING.   The  Closing  is  conditioned  upon the fulfillment  by  the  Seller  of  the  satisfaction  of the representations and warranties made herein being true and correct in all material  respects  as  of the date of Closing.

       9.    SEVERABILITY.  In the event that any term, covenant, condition, or other  provision  contained  herein  is  held  to be invalid, void or otherwise unenforceable by any court of competent jurisdiction,  the  invalidity  of  any such  term,  covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

       10.   ENTIRE AGREEMENT.  This Agreement contains all of the terms agreed upon by the parties  with  respect to the subject matter hereof. This Agreement has been entered into after full investigation.

       11.   INVALIDITY.  If  any  paragraph of this Agreement shall be held or declared to be void, invalid or illegal,  for  any  reason,  by  any  court  of competent  jurisdiction,  such  provision shall be ineffective but shall not in any way invalidate or effect any  other  clause,  Paragraph, section or part of this Agreement.

       12.   GENDER AND NUMBER; SECTION HEADINGS.  Words importing a particular gender mean and include the other gender and words  importing a singular number mean and include the plural number and vice versa, unless  the  context clearly indicated  to the contrary.  The section and other headings contained  in  this Agreement are  for  reference purposes only and shall not affect the meaning or interpretation of this Agreement.

       13.   AMENDMENTS.  No amendments or additions to this Agreement shall be binding unless in writing,  signed  by both parties, except as herein otherwise provided.

       14.   ASSIGNMENT.  Neither party  may  assign this Agreement without the express  written  consent of the other party.  Any  agreed  assignment  by  the Seller shall be effectuated  by  all the necessary corporate authorizations and governmental and/or regulatory filings.

       15.   CLOSING DOCUMENTS.  Seller  and  Purchaser  agree, at any time, to execute,  and  acknowledge  where  appropriate,  and  to deliver  any  and  all documents/instruments,  and take such further action, which  may  necessary  to carry out the terms, conditions,  purpose  and  intentions  of  this Agreement. This paragraph shall survive the Closing.

       16.   EXCLUSIVE  AGREEMENT;  AMENDMENT.  This  Agreement supersedes  all prior  agreements  or  understandings  among the parties with  respect  to  its subject matter with respect thereto and cannot be changed or terminated orally.

       17.   FACSIMILE SIGNATURES. Execution  of this Agreement and delivery of signed copies thereof by facsimile signatures from  the parties hereto or their agents is acceptable to the parties who waive any objections  or defenses based upon lack of an original signature.

       18.   PUBLICITY.    Except  as otherwise required by law,  none  of  the parties  hereto  shall  issue  any press  release  or  make  any  other  public statement, in each case relating  to,  connected  with  or  arising out of this Agreement or the matters contained herein, without obtaining the prior approval of  the  other  to the contents and the manner of presentation and  publication thereof.

       IN WITNESS  WHEREOF,  and  intending  to  be  legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.

/s/ Gerald Bush______________

/s/ Huong Tran_____________

By: Gerald Bush, Manager

Huong Tran

American Fries of Utah, LLC.

DKR HOLDINGS, INC.

A DELAWARE CORPORATION

DKR Holdings,  Inc.,  a  Delaware  corporation  ("Company"),  is  a  fully reporting  company  and  its  Common Stock is registered under  the  Securities Exchange Act of 1934, as amended.

CORPORATE INFORMATION

Company Name	DKR Holdings, Inc.
State of Incorporation	State of Delaware on October 25, 2006
Common Stock	100,000,000 authorized; $0.0001 par; 3,000 issued
Preferred Stock	20,000,000 authorized; $0.0001 par; 0 issued
Fiscal Year-End	12/31
SEC Reporting Status	Fully reporting; current in all SEC filings
SEC FILE / CIK Numbers	000-52649/0001399841